Exhibit 10.17

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of         , 2022 between Trio Petroleum Corp, a Delaware corporation (the “Company”), and each purchaser identified on the Annex A hereto (each, including its successors and assigns, an “Investor” or “Holder”) and collectively, the “Investors”).

WHEREAS, the Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors: (i) 8% senior secured convertible notes in the form of Appendix B hereto (each, a “Note” and collectively, the “Notes”) in an aggregate principal amount of up to $4,500,000.00,

(ii) warrants to purchase shares of the Common Stock, in the form of Appendix C hereto (each, a “Warrant” and collectively, the “Warrants”), subject to adjustments and limitations as provided therein, and (iii) an amount of shares of Common Stock equal to 25% of the initial principal amount of each Investor’s Note divided by the Offering Price (the “Commitment Shares”), to be issued upon the date of the Company’s initial public offering; and

WHEREAS, the Company and Investors are executing and delivering this Agreement in reliance upon an exemption from securities registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by the provisions of Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated thereunder by the U.S. Securities and Exchange Commission.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Investor agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01. Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Notes (as defined herein), and (b) the following terms have the meanings set forth in this Agreement.

“$” means United States Dollars.

“Action” shall have the meaning ascribed to such term in Section 3.01(i).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New of are authorized or required by law or other governmental action to close. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.01.

“Closing Date” means for any Securities, the Business Day when all of the Transaction Documents for such Securities have been executed and delivered by the applicable parties thereto, and conditions precedent to: (i) the applicable Investors’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver such Securities have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Commitment Shares” has the meaning set forth in the above recitals to this Agreement.

“Common Stock” means the common stock of the Company, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalent” means any convertible security or warrant, option or other right to subscribe for or purchase any additional shares of Common Stock or any convertible security.

“Confidential Investor Questionnaire” means the Confidential Investor Questionnaire attached as Appendix A hereto.

“Conversion Shares” has the meaning provided in the Notes.

“Conversion Price” has the meaning provided in the Notes.

“Exempt Issuance” means the issuance of: (i) shares of Common Stock or options to employees, officers, or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the Board of Directors of the Company or a majority of the members of a committee of directors established for such purpose, and (ii) shares of Common Stock issued to an Investor in repayment of interest under any Note as agreed upon by the Company and the applicable Investor.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“GAAP” shall have the meaning ascribed to such term in Section 3.01(g).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.01(n).

“Lead Investor” means GenCap Fund I LLC.

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.01(c).

“Liens” shall mean a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Liquidity Event” has the meaning provided in the Notes.

“Material Adverse Effect” shall have the meaning ascribed to such term in Section 3.01(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.01(l).

“Notes” means the 8% senior secured convertible notes issued by the Company to the Investors hereunder, in the form of Appendix B attached hereto.

“Offering Price” means the market price of the Company’s Common Stock on the date of its initial public offering in connection with the Liquidity Event.

“Person” means an individual or corporation, partnership, trust, incorporated or un-incorporated association, joint-venture, limited liability company, joint-stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Registration Rights Agreement” means the Registration Rights Agreement in the form of Appendix E attached hereto.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.01(e).

“Required Minimum” means, as of any date, upon the request of the Holder, the amount of the Conversion Shares as determined by the Lead Investor in its reasonable discretion and 200% of the maximum aggregate number of shares of Underlying Securities then issued or potentially issuable in the future pursuant to the conversion of all Notes (including Underlying Securities issuable as payment of interest on the Notes) or exercise of the Warrants, ignoring any conversion or exercise limits set forth therein.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafteradopted by the Commission having substantially the same effect as such Rule.

“Securities” means the Commitment Shares, the Notes, the Conversion Shares, the Warrants, and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules andregulations promulgated thereunder.

“Security Agreement” means the Security Agreement, dated as of the date hereof, in the form of Appendix D, attached hereto.

“State Securities Laws” the securities (“blue sky”) rules, regulations, or other similar laws of a particular state.

“Subscription Amount” means, as to each Investor, the aggregate amount to be paid for Securities purchased hereunder as specified below such Investor’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States Dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Company as set forth on Section 3.01(a) and shall, where applicable, include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Termination Date” means a date determined by the Company.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the OTC Bulletin Board, OTCQB or the Pink Sheets (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Notes, the Warrants, the Security Agreement, the Registration Rights Agreement, and all appendices, exhibits and schedules hereto and thereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” shall mean Vstock Transfer, LLC.

“Underlying Securities” means the Conversion Shares and the Warrant Shares.

“Warrants” means the warrants issued by the Company to the Investors hereunder, in the form of Appendix C attached hereto.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants.

ARTICLE II

PURCHASE AND SALE

Section 2.01 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Investors, severally and not jointly, agree to purchase the Securities. At the Closing, the Investors shall deliver, via wire transfer, immediately available funds equal to the Investors’ aggregate Subscription Amounts to the Company and the Company shall deliver to each Investor its respective Note. The Company and each Investor shall deliver the other items set forth in Section 2.02 deliverable at the Closing. Upon satisfaction of the conditions set forth in Section 2.02 and Section 2.03, the Closing shall occur at the offices of the Lead Investor’s counsel, or such other location as the parties shall mutually agree. The Company may conduct multiple closings for the sale of the Securities. The Closing Date for any Securities shall be the date indicated on the applicable Investor signature pages attached hereto and the final Closing Date shall be no later than the Termination Date.

Section 2.02 Closing Deliverables.

(a) By Each Investor. On or prior to the Closing Date, each Investor shall deliver or cause to be delivered to the Company the following:

(i)	this Agreement, including a fully completed Annex A attached hereto, duly executed by such Investor;

(ii)	such Investor’s Subscription Amount by wire transfer to counsel of the Lead Investor pursuant to the wiring instructions set forth in Section 2.03(c); and

(iii)	a duly completed and signed Confidential Investor Questionnaire, a copy of which is attached hereto as Appendix A.

(b) By the Company. On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the Lead Investor the following:

(i)	this Agreement, duly executed by an authorized officer of behalf of the Company;

(ii)	a Note, the form of which is attached hereto as Appendix B, with a principal amount equal to such Investor’s Subscription Amount, registered in the name of such Investor, or its designee, duly executed by an authorized officer of behalf of the Company;

(iii)	a Warrant, the form of which is attached hereto as Appendix C, to purchase an amount of shares of Common Stock (without regard for any beneficial ownership limitations), registered in the name of such Investor, or its designee, duly executed by an authorized officer of behalf of the Company;

(iv)	the Security Agreement, the form of which is attached hereto as Appendix D, duly executed by an authorized officer of behalf of the Company;

(v)	the Registration Rights Agreement, the form of which is attached hereto as Appendix E, duly executed by an authorized officer of behalf of the Company;

(vi)	an Escrow Agreement, executed by the Company, in connection with which the Company shall have issued to each Investor and delivered to the escrow agent thereunder (the “Escrow Agent”), the amount of shares of Common Stock provided for therein (the “Escrowed Shares”);
(vii)	evidence satisfactory to the Lead Investor that the Escrowed Shares have been delivered to the Escrow Agent; and

(viii)	an officer’s certificate of the Company certifying the Company’s: (a) certified charter (or similar formation document); (b) good standing certificate in its state of incorporation (or formation); (c) bylaws (or similar governing document); (d) resolutions of its Board of Directors (or similar governing body) approving and authorizing the execution, delivery and performance of the Transaction Documents and the transactions contemplated thereby.

Section 2.03 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)	the accuracy in all material respects on the Closing Date of each Investor’s representations and warranties contained herein;

(ii)	all obligations, covenants and agreements of each Investor required to be performed at or prior to the Closing Date shall have been performed; and

(iii)	the delivery by each Investor of the items set forth in Section 2.02(a) of this Agreement.

(b) The respective obligations of the Investors hereunder in connection with the Closing are subject to the following conditions being met (it being understood that the Investors may waive any of the conditions for any Closing hereafter):

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.02(b) of this Agreement; and

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

Section 2.04 Post Closing Deliverables. No later than April 28, 2022, the Company shall cause to be delivered to such other mortgages, deeds of trust, and other security agreements that are necessary in the opinion of the Lead Investor’s counsel to provide a perfected first priority security interest in the assets of the Company. Failure to deliver the foregoing shall constitute an Event of Default under the Notes.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Investor as of the date hereof:

(a) Subsidiaries. It has no Subsidiaries.

(b) Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) in so far as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the other transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and State Securities Laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) such consents, waivers, or authorizations as have been obtained before the Closing and (ii) the filing of Form D with the Commission and such filings as are required to be made under applicable State Securities Laws (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The Commitment Shares, the Conversion Shares and Warrant Shares, when issued in accordance with the terms of this Agreement, the Notes or Warrants, as applicable, will be validly issued, fully paid and nonassessable shares of Common Stock of the Company, free and clear of all Liens other than restrictions on transfer provided for in this Agreement. The Company has reserved from its duly authorized and unissued capital stock, a number of shares of Common Stock for issuance (i) upon the conversion of the Notes or exercise of the Warrants, and (ii) upon the date of the Company’s initial public offering, at least equal to the Required Minimum on the date hereof.

(g) Financial Statements; No Undisclosed Liabilities. The financial statements of the Company made available to the Investors have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The Company has no liability, indebtedness, obligation, expense, claim, deficiency, guaranty or endorsement of any type, whether accrued, absolute, contingent, matured, unmatured or otherwise, required to be reflected in financial statements in accordance with GAAP, which individually or in the aggregate: (a) has not been reflected in the latest balance sheet included in the financial statements, or (b) has not arisen (i) in the ordinary course of business, consistent with past practices, since the date of the latest balance sheet included in the financial statements in an amount that does not exceed $25,000 in any one case or $100,000 in the aggregate, (ii) pursuant to or in connection with this Agreement or the other transactions contemplated hereby or (c) are not executory performance obligations to be performed after the date hereof in the ordinary course of business pursuant to agreements of the Company that were entered into in the ordinary course of business, consistent with past practices.

(h) Material Changes. Since the date of the latest financial statements made available to the Investors: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans.

(i) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which: (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities, or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or State Securities Laws or a claim of breach of fiduciary duty.

(j) Labor Relations. There are no labor disputes existing or, to the knowledge of the Company, imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company, and the Company is not a party to a collective bargaining agreement, and the Company believes that its relationships with its employees are good. No executive officer to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non- competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. To the best of the Company’s knowledge, it is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(k) Compliance. The Company is unaware of, and to the best of its knowledge: (i) is neither in default under nor in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each of the foregoing cases as could not have or reasonably be expected to result in a Material Adverse Effect.

(l) Regulatory Permits. The Company, to its knowledge, possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

(m) Title to Assets. The Company has good and marketable title to all real property and good and marketable title in all personal property owned by it that, in each case, is material to the business of the Company, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties in any material respect, and except for the contingent payment obligations of the Company under that certain Purchase and Sale Agreement by and between the Company and Trio Petroleum LLC, dated as of September 14, 2021. Any real property and facilities held under lease by the Company is held by it under valid, subsisting, and enforceable leases with which the Company is in compliance.

(n) Patents and Trademarks. (i) The Company, to its knowledge, has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as necessary or material for use in connection with its business and which the failure to so have could reasonably be expected to have a Material Adverse Effect (collectively, the “Intellectual Property Rights”), (ii) the Company has not received a notice (written or otherwise) that any of the Intellectual Property Rights violates or infringes upon the intellectual property rights of any Person, (iii) to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights, except where the failure to be so enforceable or for such infringements as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (iv) the Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o) Transactions with Officers, Directors and Employees. Except with respect to a contract operating agreement with Trio Petroleum LLC and its associates that is currently under negotiation, and except for Theseus Capital LTD that is an Investor hereunder and whose primary owner is also an owner in and an officer/Director of the Company, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(p) Certain Fees. Other than fees, commissions, and expense reimbursement payable to the EF Hutton, division of Benchmark Investments, LLC, which include a cash fee equal to 8.0% of the proceeds in this offering and certain non-accountable expenses, brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents other than the Cash Fee. The Investors shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.01(p) that may be due in connection with the transactions contemplated by the Transaction Documents.

(q) Private Placement. Assuming the accuracy of the Investors’ representations and warranties set forth in Section 3.02, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investors as contemplated hereby.

(r) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not be an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(s) Registration Rights. Other than the Holder, no Person has any right to demand the Company to file a registration statement under the Securities Act covering the sale of any securities of the Company.

(t) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Investors’ ownership ofthe Securities.

(u) Disclosure. Except with respect to: (i) the material terms and conditions of the transactions contemplated by the Transaction Documents, and (ii) information given to the Investors, if any, which the Company hereby confirms will not constitute material non-public information six (6) months from the date hereof, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Investors or their agents or counsel withany information that it believes constitutes or might constitute material, nonpublic information. The Company understands and confirms that the Investors will rely on the foregoing representation in effecting transactions in securities of the Company. All disclosure furnished by or on behalf of the Company to the Investors regarding the Company, its business and the transactions contemplated hereby, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(v) No Integrated Offering. Assuming the accuracy of the Investors’ representations and warranties set forth in Section 3.02, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act which would require the registration of any such securities under the Securities Act.

(w) Solvency. Based on the consolidated financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend after the Closing Date to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one (1) year from the Closing Date. The Company is not in default with respect to any Indebtedness. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP.

(x) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company has filed all necessary federal, state, and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company.

(y) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising, or other means listed under Rule 502(c) of Regulation D promulgated under the Securities Act. The Company has offered the Securities for sale only to the Investors and certain other “accredited investors” within the meaning of Rule 501(a) of Regulation D under the Securities Act.

(z) Intentionally Omitted.

(aa) Insurance. The Company does not have any insurance coverage. The Company has no reason to believe that it will not be able to obtain coverage from insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which the Company is engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount.

(bb) Acknowledgment Regarding Investors’ Purchase of Securities. The Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Investor, except with respect to Theseus Capital LTD that is an Investor hereunder and whose primary owner is also an owner in and an officer/Director of the Company, is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Investor or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Investors’ purchase of the Securities. The Company further represents to each Investor that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(cc) No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the Securities Act (“Regulation D Securities”), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Investors a copy of any disclosures provided thereunder.

(dd) Other Covered Persons. The Company is not aware of any person (other than any Issuer Covered Person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Regulation D Securities.

(ee) Notice of Disqualification Events. The Company will notify the Investors in writing, prior to the Closing Date of: (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

(ff) Foreign Corrupt Practices. The Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds,

(iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of FCPA.

(gg) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or Affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(hh) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Investor’s request.

(ii) Bank Holding Company Act. Neither the Company nor any of its Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) andto regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(jj) Money Laundering. The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

Section 3.02 Representations and Warranties of the Investors.

Each Investor, for itself and for no other Investor, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific datetherein, in which case they shall be accurate as of such date):

(a) Authority; Organization. Such Investor has full power and authority (and, if such Investor is an individual, the capacity) to enter into this Agreement and to perform all obligations required to be performed by it hereunder. If an entity, Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carryout its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Investor of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate or similar action on the part of such Investor. Each Transaction Document to which it is a party has been duly executed by such Investor, and when delivered by such Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating tothe availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. Such Investor understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable State Securities Law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable State Securities Law, has no present intention of distributing anyof such Securities in violation of the Securities Act or any applicable State Securities Law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Investor’s right to sell the Securities in compliance with applicable federal and State Securities Laws) in violation of the Securities Act or any applicable State Securities Law. Such Investor is acquiring the Securities hereunder in the ordinary course of its business.

(c) Non-Transferrable. Such Investor agrees: (i) that the Investor will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Securities under the Securities Act and all applicable State Securities Laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws, (ii) that the certificates representing the Securities will bear a legend making reference to the foregoing restrictions, and (iii) that the Company and its Affiliates shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.

(d) Investor Status. Such Investor is an “accredited investor” as defined in Rule 501(a) under Regulation D of the Securities Act. The undersigned agrees to furnish any additional information requested by the Company or any of its Affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities. The undersigned has completed the Confidential Investor Questionnaire contained in Appendix A and the information contained therein is complete and accurate as of the date thereofand is hereby affirmed as of the Closing Date. Any information that has been furnished or that will be furnished by the undersigned to evidence its status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission.

(e) Experience of Such Investor. Such Investor, either alone or together with its representatives, has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in theSecurities, and has so evaluated the merits and risks of such investment. Such Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(f) No Trading Market. Such Investor acknowledges that there is currently no Trading Market for the Securities and Underlying Securities and that none is expected to develop for the Securities and the Underlying Securities unless a Liquidity Event occurs.

(g) General Solicitation. Such Investor undersigned acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising, including, but not limited to: (i) any advertisement, article, notice, or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

(h) Confidentiality. Other than to other Persons party to this Agreement and its advisors who have agreed to keep information confidential or have a fiduciary obligation to keep such information confidential, such Investor has maintained the confidentiality of all disclosures made to it in connection with the transaction (including the existence and terms of this transaction).

(i) Foreign Investor. If such Investor is not a United States person, such Investor represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including: (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. The Investor further represents that its payment for, and its continued beneficial ownership of the Securities, will not violate any applicable securities or other laws ofits jurisdiction.

(j) Information from Company. Such Investor and its investment managers, if any, have been afforded the opportunity to obtain any information necessary to verify the accuracy of any representations or information presented by the Company in this Agreement and have had all inquiries to the Company answered, and have been furnished all requested materials,relating to the Company and the offering and sale of the Securities and anything set forth in the Transaction Documents. Neither the Investor nor the Investor’s investment managers, if any, have been furnished any offering literature by the Company or any of its Affiliates, associates, or agents other than the Transaction Documents, and the agreements referenced therein.

(k) Speculative Nature of Investment; Risk Factors. SUCH INVESTOR UNDERSTANDS THAT AN INVESTMENT IN THE SECURITIES INVOLVES A HIGH DEGREE OF RISK. Such Investor acknowledges that: (i) any projections, forecasts or estimates as may have been provided to the Investor are purely speculative and cannot be relied upon to indicate actual results that may be obtained through this investment; any such projections, forecasts and estimates are based upon assumptions which are subject to change and which are beyond the control of the Company or its management, (ii) the tax effects which may be expected by this investment are not susceptible to absolute prediction, and new developments and rules of the Internal Revenue Service, audit adjustment, court decisions or legislative changes may have an adverse effect on one or more of the tax consequences of this investment, and (iii) the Investor has been advised to consult with his own advisor regarding legal matters andtax consequences involving this investment. The Investor represents that the Investor’s investment objective is speculative in that the Investor seeks the maximum total return through an investment in a broad spectrum of securities, which involves a higher degree of risk than other investment styles and therefore the Investor’s risk exposure is also speculative. The Securities offered hereby are highly speculative and involve a high degree of risk and Investor should only purchase these securities if Investor can afford to lose their entire investment.

(l) Money Laundering. If an entity, the operations of such Investor are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

The Company acknowledges and agrees that the representations contained in Section 3.02 shall not modify, amend or affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warrantiescontained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

Section 4.01 Transfer Restrictions.

(a) The Securities and Underlying Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities or Underlying Securities other than pursuant to an effective registration statement or Rule 144, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities or Underlying Securities under the Securities Act. The Securities may not be sold or transferred by the Investors without the written consent of the Company, which shall not be unreasonably withheld. As a condition of such sale or transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of an Investor under this Agreement.

(b) The Investors agree to the imprinting, so long as is required by this Section 4.01, of a legend on any of the Securities and Underlying Securities in the following form:

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BYA LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(c) Upon the Investor’s request in connection with a proposed sale of Commitment Shares or Underlying Securities pursuant to Rule 144 and if the Company reasonably determines it is so required, upon receipt of customary documentation from Investor’s broker (if the Commitment Shares or Underlying Securities are sold in brokers transactions), the Company shall, at its own cost and effort, retain legal counsel to provide an opinion letter to the Company’s transfer agent opining that the Commitment Shares or the Underlying Securities, as applicable, may be resold without registration under the Securities Act, pursuant to Rule 144, promulgated thereunder, so long as the requirements of Rule 144 are met for any Commitment Shares or Underlying Securities to be resold thereunder. The Company shall arrange for any such opinion letter to be provided not later than two (2) Business Days after the date of delivery to and receipt by the Company of a written request by any Investor together with (if required in order to renderthe opinion) any broker’s representation letter of other customary documentation reasonably requested by the Company evidencing compliance with Rule 144 (the “Legend Removal Date”), and such opinion letter may be a “blanket” opinion letter covering Commitment Shares or Underlying Securities held by more than one Investor (if applicable to more than one Investor).

(d) Each Investor, severally and not jointly with the other Investors, agrees that such Investor will sell any Securities and Underlying Securities only pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities or Underlying Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.01 is predicated upon the Company’s reliance upon this understanding.

Section 4.02 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Commitment Shares and Underlying Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Commitment Shares and Underlying Securities pursuant to the Securities, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Investor and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

Section 4.03 Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof, a copy of which is annexed hereto as Appendix E.

Section 4.04 Integration. The Company shall not sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities to the Investors in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors.

Section 4.05 Publicity. The Company and each Investor shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Investor shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company with respect to any press release of any Investor, or without the prior consent of each Investor with respect to any press release of the Company mentioning such Investor, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

Section 4.06 Indemnification of Investors. The Company shall indemnify, reimburse and hold harmless the Investors and their respective partners, members, shareholders, officers, directors, employees and agents (and any other persons with other titles that have similar functions) (collectively, “Indemnitees”) from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature, (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from: (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents and (ii) any action instituted against such Indemnitee in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Indemnitee, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Indemnitee’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Indemnitee may have with any such stockholder or any violations by such Indemnitee of state or federal securities laws or any conduct by such Indemnitee which results from the gross negligence or willful misconduct of the Indemnitee as determined by a final, nonappealable decision of a court of competent jurisdiction).

Section 4.07 Reservation of Common Stock.

(a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Securities in such amount, as the Required Minimum, as may then be required to fulfill its obligations in full under this Agreement.

(b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors shall use commercially reasonable efforts to amend the Company’s certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the 60th day after such date.

Section 4.08 Commitment Shares. On the date of the Company’s initial public offering, the Company shall issue to each Investor, Commitment Shares in an amount equal to 25% of such Investor’s Subscription Amount, divided by the Offering Price.

Section 4.09 Lock-Up. Each Investor agrees that for the period beginning on the date of the Company’s initial public offering and ending on the date that is six months thereafter, such Investor shall not offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, its Conversion Shares.

Section 4.10 Equal Treatment of Investors. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. Further, the Company shall not make any payment of principal or interest on the Notes in amounts which are disproportionate to the respective principal amounts outstanding on the Notes at any applicable time. For clarification purposes, this provision constitutes a separate right granted to each Investor by the Company and negotiated separately by each Investor, and is intended for theCompany to treat the Investors as a class and shall not in any way be construed as the Investors acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

ARTICLE V

MISCELLANEOUS

Section 5.01 Termination. This Agreement may be terminated by any Investor, as to such Investor’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Investors, by written notice to the other parties, if the Closing has not been consummated on or before the Termination Date; provided, however, that such termination will not affect the right of any party to sue for any breach by the other party (or parties).

Section 5.02 Fees and Expenses. The Company shall reimburse the Lead Investor and each other Investor for any and all expenses incurred by them in connection with the negotiation, preparation, execution, delivery and performance of the Transaction Documents, including, without limitation, reasonable attorneys’ and consultants’ fees and expenses, transfer agent fees, fees for stock quotation services, fees relating to any amendments or modifications of the Transaction Documents or any consents or waivers of provisions in the Transaction Documents, fees for the preparation of opinions of counsel, escrow fees, and costs of restructuring the transactions contemplated by the Documents. When possible, the Company must pay these fees directly, including, but not limited to, any and all wire fees, otherwise the Company must make immediate payment for reimbursement to an Investor for all fees and expenses immediately upon written notice by an Investor or the submission of an invoice by an Investor. At Closing, the Company’s initial obligation with respect to this transaction is to reimburse the Lead Investor’s legal expenses which shall not exceed $110,000.00.

Section 5.03 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 5.04 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by facsimile or email:

if to Investor:

To the address set forth on such Investor’s signature page hereto;

if to the Company:

Trio Petroleum Corp

2140 South DuPont Hwy Camden, Delaware 19934

Attention: Ron Bauer, CEO & Director Email: ron@thescapital.com with a copy to:

McDermott Will & Emery LLP One Vanderbilt Avenue

New York, New York 10017-6404

Attention:	Robert H. Cohen
Parker A. Lee
Email:	RCohen@mwe.com
PLee@mwe.com

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above. Any such notice or communication so given or made shall be deemed to have been given or made and to have been received on the day of delivery if delivered, or on the day of e-mailing or sending by other means of recorded electronic communication, provided that such day in either event is a Business Day and the communication is so delivered, e-mailed or sent before 5:00 p.m. Eastern on such day. Otherwise, such communication shall be deemed to have been given and made and to have been received on the next following Business Day.

Section 5.05 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented, or amended except in a written instrument signed, in thecase of an amendment, by the Company and the Investors holding at least a majority in principal amount of the Notes then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall bedeemed to be a continuing waiver in the future or a waiver of any subsequent default or awaiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

Section 5.06 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Investor (other than by merger). Any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assignsor transfers any Securities, provided that such transfer complies with all applicable federal and State Securities Laws and that such transferee agrees in writing with the Company to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Investors.”

Section 5.07 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

Section 5.08 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Wyoming, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the courts sitting in the City of New York, New York (the “New York City Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York City Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York City Courts, or such New York City Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to the Transaction Documents or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

Section 5.09 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

Section 5.10 Execution. This Agreement may be executed in two or more counterparts,all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format datafile, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

Section 5.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth hereinshall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

Section 5.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Investor exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of a conversion of a Note, the Investor shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice.

Section 5.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

Section 5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

Section 5.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor pursuant to any Transaction Document or an Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcementor setoff had not occurred.

Section 5.16 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance or non-performance of the obligations of any other Investor under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor shall be entitledto independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Investors with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Investors.

Section 5.17 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

Section 5.18 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

Section 5.19 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date below.

Trio Petroleum Corp

By:
Name:
Title:

INVESTORS:

The Investors executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

Annex A

Securities Purchase Agreement Investor Counterpart Signature Page

The undersigned, desiring to: (i) enter into this Securities Purchase Agreement dated as of January __, 2022 (the “Agreement”), with the undersigned, Trio Petroleum Corp., a Delaware corporation (the “Company”), in or substantially in the form furnished to the undersigned and (ii) purchase the Securities as set forth below, hereby agrees to purchase such Securities from the Company as of the Closing and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof. The undersigned specifically acknowledges having read the representations in this Agreement’s section entitled “Representations Warranties of the Investors”, and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor.

PURCHASER (if an individual):	PURCHASER (if an entity)

By	By
Name:	Name:
Date:
Title:
Date:

PURCHASER (if investing jointly)

By
Name:
Title:
Date:

State/Country of Domicile or Formation:_________________________________________________________

Aggregate Subscription Amount: $_____________________________________________________________

SSN/EIN/ITIN:__________________________________________________________________

Address:________________________________________________________________________________

APPENDIX A

[CONFIDENTIAL INVESTOR QUESTIONNAIRE]

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Dated as of: January 28, 2022	Purchase Price:	$
Maturity Date[1]: January 28, 2023
Interest: 8%	Original Principal Amount:	$

TRIO PETROLEUM CORP.

SENIOR SECURED CONVERTIBLE NOTE

THIS SENIOR SECURED CONVERTIBLE NOTE is one of a series of duly authorized and validly issued Notes of Trio Petroleum Corp., a Delaware corporation (the “Company”), designated as its 8% Senior Secured Convertible Note due January 28, 2023 (this note, the “Note” and, collectively with the other notes of such series, the “Notes”).

FOR VALUE RECEIVED, the Company promises to pay to Primal Nutrition Inc., or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of $1,000,000 on the earlier of January 28, 2023 or the occurrence of the Liquidity Event (the “Maturity Date”) or such earlier date as this Note is required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof. The principal and interest payable hereunder may be paid by the Company in the form of Common Stock at the Conversion Price provided that the Liquidity Event has occurred otherwise principal and interest shall be payable in cash or Common Stock at the election of the Holder. This Note is subject to the following additional provisions:

Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note: (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement, and (b) the following terms shall have the following meanings:

“Alternate Consideration” shall have the meaning set forth in Section 5(a).

“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof, (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts, (g) the Company or any Significant Subsidiary thereof admits in writing that it is generally unable to pay its debts as they become due, (h) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 4(c).

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally are open for use by customers on such day.

“Change of Control Transaction” means the occurrence after the date hereof of any of: (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 50% of the voting securities of the Company (other than by means of conversion of the Notes), (b) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the Company or the successor entity of such transaction, (c) the Company (and all of its Subsidiaries, taken as a whole) sells or transfers all or substantially all of its assets to another Person and the stockholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a three year period of more than one-half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the date hereof), or (e) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

“Conversion” means a conversion of this Note pursuant to Section 4.

“Conversion Date” means the date of a Conversion hereunder.

“Conversion Price” means: the lesser of (A) (i) the product of (x) the Liquidity Event Price multiplied by (z) the Discount, and (B) the product of (x) the opening price of the Common Stock on the Trading Day immediately following the date of the Liquidity Event multiplied by (z) the Discount.

“Conversion Shares” A number of shares of Common Stock equal to the quotient (rounded down to the nearest whole share) obtained by dividing (x) the outstanding principal amount, any unpaid accrued interest and any other amounts owing hereunder on the Conversion Date by (y) the Conversion Price.

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“Discount” means 0.50 (representing a discount of fifty percent (50%)).

“Event of Default” shall have the meaning set forth in Section 7(a).

“Fundamental Transaction” shall have the meaning set forth in Section 5(a).

“Indebtedness” means any liabilities of the Company for borrowed money or amounts owed and all guaranties made by the Company of borrowed money or amounts owed by others.

“Interest Rate” 8% per annum; provided that if the Liquidity Event shall not have occurred by August 1, 2022, the interest rate shall increase to 15% per annum.

“Interest Payment Date” shall have the meaning set forth in Section 2(a).

“Liquidity Event” means a public offering of Common Stock (or units consisting of Common Stock and warrants to purchase Common Stock), resulting in the listing for trading of the Common Stock on the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

“Liquidity Event Price” shall mean the price per share (or unit, if units are offered in the Liquidity Event) at which the Liquidity Event is consummated. For the avoidance of doubt, if a unit includes more than one share of Common Stock, “Liquidity Event Price” shall mean the unit price divided by the number of shares of Common Stock contained in a unit.

“New York City Courts” shall have the meaning set forth in Section 8(d).

“Note Register” shall have the meaning set forth in Section 2(a).

“Original Issue Date” means the date of the first issuance of the Notes, regardless of any transfers of any Note and regardless of the number of instruments which may be issued to evidence such Notes.

“Permitted Indebtedness” means: (a) the Indebtedness evidenced by the Notes, or (b) Indebtedness of up to an aggregate of $200,000, inclusive of any interest, fees, penalties or other amounts due or payable thereunder.

“Prepayment Amount” means the product of: (a) the sum of (i) the outstanding principal amount of this Note, plus (ii) accrued and unpaid interest hereon, plus (iii) all other amounts, costs, expenses and liquidated damages due in respect of this Note if the Company prepays this Note prior to the Maturity Date.

“Purchase Agreement” means the Securities Purchase Agreement, dated as of January 2022 by and among the Company and the original Holders, as amended, modified, or supplemented from time to time in accordance with its terms.

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“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 4(b)(ii).

“Successor Entity” shall have the meaning set forth in Section 5(a).

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

Section 2. Interest; Prepayment.

a) Interest Calculations Interest shall be payable on the Maturity Date (the “Interest Payment Date”). Interest shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the Original Issue Date until payment in full of the outstanding principal, together with all accrued and unpaid interest, liquidated damages and other amounts which may become due hereunder, has been made. Interest shall cease to accrue with respect to any principal amount converted, provided that the Company actually delivers the Conversion Shares within the time period required by Section 4(b)(ii) herein. Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note (the “Note Register”).

b) Prepayment. The Company shall have the option to prepay this Note at any time after the Original Issue Date prior to the Maturity Date at an amount equal to 125% of the Prepayment Amount.

Section 3. Registration of Transfers and Exchanges.

a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.

b) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

c) Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

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Section 4. Conversion.

a) Conversion. Upon the occurrence of a Liquidity Event, the Holder shall be required to convert this Note in whole, including any of its outstanding principal amount and any unpaid accrued interest and any fees and any and all other outstanding amounts owing thereon, on the Conversion Date, into Conversion Shares by following the mechanics of conversion set forth in Section 4(b).

b) Mechanics of Conversion.

i. Conversion Notice. At least seven (7) calendar days prior to the consummation of a Liquidity Event the Company will provide the Holder with written notice, which includes notice via email, of the Liquidity Event (the “Liquidity Event Notice”). After receipt of the Liquidity Event Notice, but prior to the consummation of the Liquidity Event, Holder shall convert this Note in whole into Conversion Shares by delivering to the Company this Note (or a notice to the effect that the original Note has been lost, stolen or destroyed and an agreement acceptable to the Company whereby the holder agrees to indemnify the Company from any loss incurred by it in connection with this Note). If for any reason the Liquidity Event does not occur within seven (7) calendar days of the date specified in the Liquidity Event Notice, Holder may withdraw its conversion election by written notice to the Company.

ii. Delivery of Conversion Shares Upon Conversion. Not later than two (2) Trading Days after the Conversion Date (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered, to the Holder the Conversion Shares.

iii. Failure to Deliver Conversion Shares. If, in the case of Conversion, the Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such Conversion Shares, to rescind the Conversion, in which event the Company shall promptly return to the Holder any original Note delivered to the Company and the Holder shall promptly return to the Company the Conversion Shares issued to such Holder pursuant to the rescinded Conversion Notice.

iv. Obligation Absolute; Partial Liquidated Damages. The Company’s obligations to issue and deliver the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any set off, counter claim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person (unless the Conversion would violate any law applicable to the Company), and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder. In the event the Holder of this Note shall elect to convert all of the outstanding principal amount hereof, the Company may not refuse conversion based on any claim that the Holder or anyone associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and or enjoining conversion of all or part of this Note shall have been sought and obtained, and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the outstanding principal amount of this Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to the Holder to the extent it obtains judgment. In the absence of such injunction, the Company shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion. If the Company fails for any reason to deliver to the Holder such Conversion Shares pursuant to Section 4(b)(ii) by the Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of principal amount being converted, $10 per Trading Day (increasing to $20 per Trading Day on the fifth (5th) Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion. Nothing herein shall prohibit the Holder from seeking to enforce damages pursuant to any other section hereof or under applicable law.

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v. Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon Conversion, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Notes). The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if a registration statement covering the resale of the Conversion Shares is then effective under the Securities Act, shall be registered for public resale in accordance with such registration statement.

vi. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

vii. Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holder of this Note so converted and the Company shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Company shall pay all Transfer Agent fees required for same-day processing of any conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares. The Company shall pay all attorney fees required for the issuance of attorney legal opinions for removal of restrictive legends on Conversion Shares.

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c) Holder’s Conversion Limitations. The Company shall not affect any conversion of this Note, and a Holder shall not have the right to convert any portion of this Note, to the extent that after giving effect to the conversion, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon: (i) conversion of the remaining, unconverted principal amount of this Note beneficially owned by the Holder or any of its Affiliates or Attribution Parties, and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other Notes or the Warrants) beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 4(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 4(c) applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which principal amount of this Note is convertible shall be in the sole discretion of the Holder. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4(c), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company, or (C) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Debenture held by the Holder. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 4(c), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Note held by the Holder and the Beneficial Ownership Limitation provisions of this Section 4(c) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(c) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note.

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Section 5. Certain Adjustments.

a) Fundamental Transaction. If, at any time while this Note is outstanding: (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company (and all of its Subsidiaries, taken as a whole), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 4(c) on the conversion of this Note), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Note is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 4(c) on the conversion of this Note). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash, or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Note and the other Transaction Documents (as defined in the Purchase Agreement) in accordance with the provisions of this Section 5(a) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Note, deliver to the Holder in exchange for this Note a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Note which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Note (without regard to any limitations on the conversion of this Note) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Note immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

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b) Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

c) Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 5, the Company shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

Section 6. Negative Covenants.

As long as any portion of this Note remains outstanding, unless the holders of at least 50.1% in principal amount of the then outstanding Notes shall have otherwise given prior written consent, the Company shall not, and shall not permit any of the Subsidiaries to, directly or indirectly:

a) other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any Indebtedness that is senior or pari passu to the Notes;

b) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder unless consented to by the Holder;

c) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or Common Stock Equivalents other than as to

(i) the Conversion Shares or Warrant Shares as permitted or required under the Transaction Documents, (ii) repurchases of Common Stock or Common Stock Equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of

$25,000 for all officers and directors during the term of this Note, or (iii) shares of Common Stock and Common Stock Equivalents which do not vest or are otherwise forfeited, provided (in case of forfeiture) that such Common Stock and Common Stock Equivalents are not acquired for cash;

d) repay, repurchase or offer to repay, repurchase or otherwise acquire any Indebtedness, other than the Notes if on a pro-rata basis, other than regularly scheduled principal and interest payments as such terms are in effect as of the Original Issue Date, provided that such payments shall not be permitted if, at such time, or after giving effect to such payment, any Event of Default exist or occur;

e) pay cash dividends or distributions on any equity securities of the Company;

f) enter into any material transaction with any Affiliate of the Company, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval); or

g) enter into any agreement with respect to any of the foregoing.

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Section 7. Events of Default.

a) “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i. the Liquidity Event has not occurred by Maturity Date;

ii. any default in the payment of: (A) the principal amount of any Note, or (B) interest, liquidated damages and other amounts owing to a Holder on any Note, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured within 5 Trading Days;

iii. the Company shall fail to observe or perform any other covenant or agreement contained in the Notes (other than a breach by the Company of its obligations to deliver shares of Common Stock to the Holder upon conversion, which breach is addressed in clause (x) below) or in any Transaction Document, which failure is not cured, if possible to cure, within the earlier to occur of (A) five (5) Trading Days after notice of such failure sent by the Holder or by any other Holder to the Company and (B) seven (7) Trading Days after the Company has become or should have become aware of such failure;

iv. a default or event of default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under (A) any of the Transaction Documents or (B) any other material agreement, lease, document or instrument to which the Company is obligated (and not covered by clause (vi) below);

v. any material representation or warranty made in this Note, any other Transaction Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder or any other Holder shall be untrue or incorrect in any material respect as of the date when made;

vi. the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) shall be subject to a Bankruptcy Event;

vii. the Company shall default on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement that (a) involves an obligation greater than $200,000, whether such indebtedness now exists or shall hereafter be created, and (b) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

viii. the Company (and all of its Subsidiaries, taken as a whole) shall be a party to any Change of Control Transaction or Fundamental Transaction or shall agree to sell or dispose of all or in excess of 33% of its assets in one transaction or a series of related transactions (whether or not such sale would constitute a Change of Control Transaction);

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ix. the Company shall fail for any reason to deliver Conversion Shares to a Holder prior to the fifth Trading Day after a Conversion Date pursuant to Section 4(b) or the Company shall provide at any time notice to the Holder, including by way of public announcement, of the Company’s intention to not honor requests for conversions of any Notes in accordance with the terms hereof;

x. a final non-appealable judgment by any competent court in the United States for the payment of money in an amount of at least $250,000 is rendered against the Company, and the same remains undischarged and unpaid for a period of 60 days during which execution of such judgment is not effectively stayed.

b) Default Interest. If any Event of Default occurs an interest rate on this Note shall immediately accrue at an interest rate equal to 15% per annum which shall be paid in cash monthly to Holder until the Event of Default is cured.

Upon the conversion or payment in full of the outstanding principal amount of this Note, plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof, the Holder shall promptly surrender this Note to or as directed by the Company. The Company hereby waives, any presentment, demand, protest or other notice of any kind.

Section 8. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder shall be in writing and delivered personally, by email attachment, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth on in the Purchase Agreement, or such other, email address, or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 8(a). Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, by email attachment, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number, email address or address of the Holder appearing on the books of the Company, or if no such facsimile number or email attachment or address appears on the books of the Company, at the principal place of business of such Holder, as set forth in the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of: (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature pages attached hereto prior to 5:30 p.m. (Pacific time) on any date, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (Pacific time) on any Business Day, (iii) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari-passu with all other Notes now or hereafter issued under the terms set forth herein.

c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

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d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the state of Wyoming, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, New York (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion. Any waiver by the Company or the Holder must be in writing.

f) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

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g) Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is reasonably requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note.

h) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

i) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

Section 9. Amendments; Waivers.

Any modifications, amendments or waivers of the provisions hereof shall be subject to Section 5.05 of the Purchase Agreement.

Section 10. Equal Treatment of Holder.

No consideration (including any modification of this Note) shall be offered or paid to any Person (as such term is defined in the Purchase Agreement) to amend or consent to a waiver or modification of any provision hereof unless the same consideration is also offered to all of the parties to the Purchase Agreement. Further, the Company shall not make any payment of principal or interest on the Notes in amounts which are disproportionate to the respective principal amounts outstanding on the Notes at any applicable time. For clarification purposes, this provision constitutes a separate right granted to each Holder by the Company and negotiated separately by each Holder and is intended for the Company to treat the Holders as a class and shall not in any way be construed as the Holders acting in concert or as a group with respect to the purchase or disposition of the Notes or otherwise.

Section 11. Usury.

To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any Action or Proceeding that may be brought by any Holder in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Holder with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Holder to the unpaid principal amount of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Holder’s election.

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

TRIO PETROLEUM CORP.

By:
Name:
Title:

[FORM OF SENIOR SECURED CONVERTIBLE NOTE]

APPENDIX C

[FORM OF WARRANT]

APPENDIX D

[FORM OF SECURITY AGREEMENT]

APPENDIX E

[FORM OF REGISTRATION RIGHTS AGREEMENT]